Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ MICHAEL G. BROWNING Michael G. Browning

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ PHILLIP R. COX Phillip R. Cox

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ GEORGE C. JUILFS George C. Juilfs

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ THOMAS E. PETRY Thomas E. Petry

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ JAMES E. ROGERS James E. Rogers

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ MARY L. SCHAPIRO Mary L. Schapiro

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ JOHN J. SCHIFF, JR. John J. Schiff, Jr.

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 1st day of May 2002.

/s/ PHILIP R. SHARP Philip R. Sharp

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Wendy L. Aumiller, Jerome A. Vennemann and Julia S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of Cinergy Corp. on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of shares of Cinergy Corp. Common Stock which may be issued pursuant to the Cinergy Corp. 1996 Long-term Incentive Compensation Plan, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 2nd day of May 2002.

/s/ DUDLEY S. TAFT Dudley S. Taft